Exhibit 99.2





                      LEXINGTON CORPORATE PROPERTIES TRUST

                         SUPPLEMENTAL REPORTING PACKAGE

                     For the six months ended June 30, 2006











                                Table of Contents

           Income Statements..............................................     1
           Balance Sheets.................................................     2
           Combined Joint Venture Income Statement........................     3
           Second Quarter Transaction Summary.............................     4
           First Quarter Transaction Summary .............................     5
           Property Holdings..............................................     6
           Properties by Location.........................................    17
           Lease Rollover Schedules.......................................    18
           Mortgages and Notes Payable....................................    20
           Revenue by Tenant Industry.....................................    26
           Revenue by MSA.................................................    27
           Other Revenue Data.............................................    29

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                  (dollars in thousands, except per share data)

                                                                     Three Months Ended                      Six Months Ended
                                                                          June 30,                               June 30,
                                                                  2006               2005                2006               2005
                                                                  ----               ----                ----               ----
Gross revenues:
       Rental                                                $   46,423       $     44,297       $       94,936       $    79,145
       Advisory fees                                              1,338              2,556                2,401             3,191
       Tenant reimbursements                                      3,887              2,106                8,320             2,989
                                                                  -----              -----                -----             -----
               Total gross revenues                              51,648             48,959              105,657            85,325

Expense applicable to revenues:
       Depreciation and amortization                            (20,351)           (17,534)             (40,592)          (28,745)
       Property operating                                        (7,445)            (4,916)             (15,271)           (7,550)
General and administrative                                       (4,865)            (4,661)             (10,479)           (9,006)
Non-operating income                                              5,911                207                6,706               890
Interest and amortization expense                               (17,801)           (15,764)             (35,446)          (27,782)
Debt satisfaction gains, net                                      1,241              4,632                  294             4,632
Impairment charges, net                                          (1,121)                 -               (1,121)                -
                                                                -------           --------             ---------         --------
 Income before benefit (provision) for income taxes,
       minority interests, equity in earnings of
       non-consolidated entities and discontinued
       operations                                                 7,217             10,923                9,748            17,764
Benefit (provision) for income taxes                                 82                 29                  155               (67)
Minority interests                                               (1,173)            (1,468)              (1,710)           (2,284)
Equity in earnings of non-consolidated entities                     825              1,334                2,070             2,759
                                                                    ---              -----                -----             -----
Income from continuing operations                                 6,951             10,818               10,263            18,172
                                                                  -----             ------               ------            ------
Discontinued operations, net of minority interest and
   taxes:
       Income (loss) from discontinued operations                  (137)             1,406                  387             2,919
       Debt satisfaction (charge) gain, net                       4,976                  -                4,898               (54)
       Impairment charge                                              -               (592)                   -              (623)
       Gains on sales of properties                              13,730              4,317               16,050             5,061
                                                                 ------              -----               ------             -----
       Total discontinued operations                             18,569              5,131               21,335             7,303
                                                                 ------              -----               ------             -----
Net income                                                       25,520             15,949               31,598            25,475
Dividends attributable to preferred shares - Series B            (1,590)            (1,590)              (3,180)           (3,180)
Dividends attributable to preferred shares - Series C            (2,519)            (2,519)              (5,038)           (5,038)
                                                                -------            -------              -------           -------
Net income allocable to common shareholders                  $   21,411       $     11,840       $       23,380       $    17,257
                                                               ========          =========             ========         =========

Company's funds from operations(1)                           $   38,157       $     34,031       $       66,810       $    57,141
                                                               ========          =========             ========         =========
Per share/unit:
Basic net income                                                  $0.41              $0.24                $0.45             $0.35
Diluted net income                                                $0.41              $0.22                $0.45             $0.33
Company's funds from operations(1)-basic                          $0.60              $0.57                $1.05             $0.96
Company's funds from operations(1)-diluted                        $0.60              $0.57                $1.05             $0.96


                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)

                                                               6/30/06             12/31/05
                                                               -------             --------
Real estate, at cost                                      $   1,874,730       $   1,883,115
Accumulated depreciation                                       (255,332)           (241,188)
Investment in joint ventures                                    186,391             191,146
Properties held for sale - discontinued operations                7,956              49,397
Intangible assets, net                                          133,046             128,775
Cash and cash equivalents                                        54,318              53,515
Deferred expenses, net                                           14,440              13,582
Rent receivable                                                   6,052               7,673
Rent receivable - deferred                                       26,551              24,778
Other assets                                                     92,845              49,439
                                                              ---------           ---------
                                                          $   2,140,997       $   2,160,232
                                                              =========           =========

Mortgages and notes payable                               $   1,152,805       $   1,139,971
Liabilities - discontinued operations                             4,180              32,145
Other liabilities                                                36,331              35,434
Minority interests                                               60,347              61,372
Shareholders' equity                                            887,334             891,310
                                                              ---------           ---------
                                                          $   2,140,997       $   2,160,232
                                                              =========           =========

Common shares                                                53,015,485          52,155,855
Preferred shares - Series B                                   3,160,000           3,160,000
Preferred shares - Series C                                   3,100,000           3,100,000
Operating partnership units                                   5,622,694           5,720,071




(1) The Company believes that funds from operations ("FFO") enhances an investor's understanding of Lexington's financial condition, results of operations and cash flows. The Company considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen and fallen with market conditions, Lexington believes that funds from operations provides a more meaningful and accurate indication of its performance. FFO can also facilitate a comparison of current operating performance among REITs. FFO is defined in the April 2002 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." The Company includes in its calculation of FFO, which as included it refers to as the "Company's funds from operations" or "Company FFO," the dilutive effect of the deemed conversion of
(1) its convertible operating partnership units and (2) its Series C Cumulative Convertible Preferred Shares issued in 2005 and 2004. Neither FFO nor Company FFO should be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.

LEXINGTON CORPORATE PROPERTIES TRUST
                        JOINT VENTURE PROPORTIONATE SHARE
                     COMBINED CONDENSED STATEMENT OF INCOME
                             (dollars in thousands)


                                         Three Months Ended     Six Months Ended
                                           June 30, 2006         June 30, 2006
                                           -------------         -------------


Gross revenues                               $  11,622              $ 24,417
                                                ------                ------

Depreciation and amortization                   (5,397)              (10,695)
Interest and amortization                       (4,617)               (9,109)
Other income and expenses, net                  (1,058)               (3,085)
     Expenses                                  (11,072)              (22,889)


Net income                                   $     550              $  1,528
                                                   ===                 =====

                      LEXINGTON CORPORATE PROPERTIES TRUST
                     2006 Second Quarter Transaction Summary
                                    ($000's)

Acquisitions
                                                                                   Average               Current
                                                                                   Annual     Average     Annual    Current
                                                         Property   Capitalized     GAAP        GAAP       Cash       Cash     Lease
Tenants/Guarantors                        Location       Type          Costs      Rent, net    Yield    Rent, net    Yield     Term
------------------                        --------       ----          -----      ---------    -----    ---------    -----     ----
Haggar Clothing Corporation (1)           Dallas, TX     Office         $28,340     $2,272      8.0%    $2,083        7.4%    04-16
American Golf Corporation (2)             Oklahoma       Specialty        5,294        475      9.0        475        9.0     12-17
                                          City, OK
Montgomery County Management LLC (2)      Houston , TX   Office          10,010        807      8.1        718        7.2     10-19
Corning, Inc. (1)                         Erwin, NY      Industrial      13,399      1,084      8.1      1,084        8.1     07-16
Bay Valley Foods, LLC (2)                 Plymouth, IN   Industrial       8,984        802      8.9        763        8.5     06-15
                                                                          -----     ------      ---      -----        ---
                                                                        $66,027     $5,440      8.2%    $5,123        7.8%
                                                                         ======      =====      ====     =====        ====

Dispositions
                                                         Property
Tenants/Guarantors                        Location       Type       Net Sale Price    Net Book Value
------------------                        --------       ----       --------------    --------------
Associated Grocers of Florida, Inc.       Ocala, FL      Industrial   $28,972             $18,694
Physical Fitness Center of Philadelphia,  Voorhees, NJ   Retail         5,950               3,238
Inc. (Bally Total Fitness Corp.)
Stone Container Corporation               Columbia, SC   Industrial     5,628               4,607
Vacant(4)                                 Phoenix, AZ    Office         4,284               4,011
Vacant(3)                                 Milpitas, CA   Office            --                  --
                                                                      --------           --------
                                                                      $44,834           $  30,550
                                                                       ======              ======

New Leases

                                                       Property   Previous  Extended     Rent Per
Tenants/Guarantors                        Location     Type         Term      Term        Annum       Square Feet
------------------                        --------     ----         ----      ----        -----       -----------
FTJ FundChoice, LLC                       Hebron, KY   Office        --        09-12       $ 52          9,164
WM Wright Co. (1)                         Antioch, TN  Industrial    --        03-21      1,016        338,700


New Financings

Tenants/Guarantors                        Location              Amount      Rate     Maturity Date
------------------                        --------              ------      ----     -------------
Montgomery County Management  LLC (2)     Houston, TX           $7,500        6.51%      11/19
Haggar Clothing Corporation (1)           Dallas, TX            18,363        6.10%      07/16
Oce Printing Systems USA, Inc.            Boca Raton, FL        20,400        6.47%      02/20
                                                                ------        -----
                                                               $46,263        6.33%

Mortgage Investment

Borrower                             Location                       Face Rate   Effective Rate    Invested Amount    Face Amount
--------                             --------                       ---------   --------------     ---------------    -----------
Northwestern Holding Corp.           Southfield, MI                   4.55%             7.50%            $11,151         $13,027


Bankruptcy Claim Receipts

Tenants                              Location                    Claim Proceeds
-------                              --------                    --------------
Dana Corporation (1)                 Antioch, TN                      $ 5,680
Dana Corporation                     Farmington Hills, MI               5,376
                                                                        -----
                                                                      $11,056

(1) The Company has a 30% interest in this property.
(2) The Company has a 32.3% interest in this property.
(3) The Company completed a foreclosure with lender resulting in a $6,289 gain.
(4) The Company sold a sub-divided portion of the property, remaining parcel under contract for sale.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                     2006 First Quarter Transaction Summary
                                    ($000's)

Acquisitions
                                                                                  Average               Current
                                                                                  Annual     Average     Annual    Current
                                                        Property   Capitalized     GAAP        GAAP       Cash       Cash     Lease
Tenants/Guarantors          Location                    Type          Costs      Rent, net    Yield    Rent, net    Yield     Term
------------------          --------                    ----          -----      ---------    -----    ---------    -----     ----
AS Watson(1)                Renswoude, The Netherlands  Office     $   39,291   $   2,294        5.8%  $  2,851        7.3%    12-11
                                                                                                                             & 06-18
Dana Corporation(2)         Crossville, TN              Industrial      4,776         460        9.6        460        9.6     08-16
                                                                    ---------    --------        ---    -------        ---
                                                                   $   44,067   $   2,754        6.2%  $  3,311        7.5%
                                                                    =========    ========      =====    =======      =====

Dispositions
                                                           Property
Tenants/Guarantors                    Location             Type       Net Sale Price    Net Book Value
------------------                    --------             ----       --------------    --------------
The Dial Corporation                  Scottsdale, AZ       Office     $     22,563      $     22,314
Bally Total Fitness Corp.             Countryside, IL      Retail            5,698             3,293
                                                                         ---------         ---------
                                                                      $     28,261      $     25,607
                                                                         =========         =========

New Leases

                                                         Property   Previous  Extended     Rent Per
Tenants/Guarantors                    Location           Type         Term      Term        Annum       Square Feet
------------------                    --------           ----         ----      ----        -----       -----------
The Visiting Nurse Association of
  Texas                               Dallas, TX         Office        --      Jun-16     $     615       48,027


New Financings

Tenants/Guarantors                   Location                     Amount      Rate     Maturity Date
------------------                   --------                     ------      ----     -------------
Harbor Freight Tools USA, Inc.       Dillon, SC                 $  23,750       5.97%      Feb-22
(i) Structure, LLC (Infocrossing,
  Inc.)(2)                           Omaha, NE                      9,000       5.61       Apr-16
(i) Structure, LLC (Infocrossing,
  Inc.)(2)                           Tempe, AZ                      8,500       5.61       Apr-16
AS Watson(1)                         Renswoude, The                33,136       5.31       Apr-11
                                     Netherlands                 --------       ----
                                                                $  74,386       5.59%
                                                                 ========      =====


(1) Lexington has a 90% interest in this property.
(2) Lexington has a 32.3% interest in this property.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     6/30/06

       ------------------------------ ---------------------------- ------------- -------------- --------------
                                                                       YTD            YTD
                                                                    Base Cash      Base GAAP
                                                                     Revenue        Revenue          Square
       Property Location                  Tenant (Guarantor)          ($000)        ($000)          Footage
       ------------------------------ ---------------------------- ------------- -------------- --------------
       Office
       ------
       295 Chipeta Way                Northwest Pipeline Corp.        $  3,161      $  3,161        295,000
       Salt Lake City, UT

       10001 Richmond Avenue          Baker Hughes, Inc.                 2,781         3,688        554,385
       Houston, TX

       6303 Barfield Road & 859       Internet Security Systems,         3,141         3,028        289,000
       Mount Vernon Hwy.              Inc.
       Atlanta, GA

       1701 Market Street             Morgan Lewis & Bockius             2,423         2,428        322,317
       Philadelphia, PA               LLP(1)(3)

       3480 Stateview Blvd.           Wells Fargo Bank N.A.              1,602         1,725        169,218
       Fort Mill, SC

       33 Commercial Street           Invensys Systems, Inc.             1,653         1,653        164,689
       Foxboro, MA                    (Siebe, Inc.)

       3476 Stateview Boulevard       Wells Fargo Home                   1,440         1,511        169,083
       Fort Mill, SC                  Mortgage, Inc.

       9950 Mayland Drive             Circuit City Stores, Inc.          1,430         1,396        288,562
       Richmond, VA

       1415 Wyckoff Road              New Jersey Natural Gas Co.         1,462         1,462        157,511
       Wall Township, NJ

       2750 Monroe Boulevard          Quest Diagnostics, Inc.            1,248         1,277        109,281
       Valley Forge, PA

       700 Oakmont Lane               North American Van Lines, Inc.     1,216         1,285        269,715
       Westmont, IL                   (SIRVA, Inc.)

       70 Mechanic Street             Invensys Systems, Inc.             1,465         1,281        251,914
       Foxboro, MA                    (Siebe, Inc.)

       13651 McLearen Road            Boeing North American              1,366         1,233        159,664
       Herndon, VA                    Services, Inc.
                                      (The Boeing Company)

       1311 Broadfield Blvd.          Transocean, Inc.                   1,142         1,138        103,260
       Houston, TX                    Newpark Resources, Inc.              565           568         52,731

       601 & 701 Experian Pkwy.       TRW Inc. (Experian                 1,861         1,687        292,700
       Dallas, TX                     Information Solutions,
                                      Inc.)

       2211 South 47th Street         Avnet, Inc.                        1,103         1,130        176,402
       Phoenix, AZ

       5600 Broken Sound Blvd         Oce Printing Systems USA,          1,006         1,123        143,290
       Boca Raton, FL                 Inc.

       4200 RCA Boulevard             The Wackenhut Corp.                1,090         1,084        114,518
       Palm Beach Gardens, FL

       701 Brookfield Parkway         Verizon Wireless                   1,004         1,033        192,884
       Greenville, SC

       19019 No. 59th Avenue          Honeywell, Inc.                    1,001           990        252,300
       Glendale, AZ


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     6/30/06

    -------------------------------- ---------------------------- -------------- ------------- ---------------
                                                                       YTD           YTD
                                                                    Base Cash     Base GAAP
                                                                     Revenue       Revenue          Square
    Property Location                    Tenant (Guarantor)          ($000)         ($000)          Footage
    -------------------------------- ---------------------------- -------------- ------------- ---------------
    4201 Marsh Lane                  Carlson Restaurants                 934            988       130,000
    Carrollton, TX                   Worldwide,
                                     Inc.

    12645 W. Airport Road            Baker Hughes, Inc.                  878            971       165,836
    Sugar Land, TX

    26210 and 26220 Enterprise       Apria Healthcare Group,             874            896       100,012
    Court                            Inc.
    Lake Forest, CA

    10475 Crosspoint Blvd.           John Wiley & Sons, Inc.           1,198          1,198       141,047
    Fishers, IN

    2210 Enterprise Drive            Washington Mutual Home              875            849       177,747
    Florence, SC                     Loan, Inc.

    27404 Drake Road                 Vacant (4)                          971            908       111,454
    Farmington Hills, MI

    200 Executive Blvd. S            Hartford Fire Insurance             840            812       153,364
    Southington, CT                  Co.

    810-820 Gears Road               IKON Office Solutions,            1,114          1,126       157,790
    Houston, TX                      Inc.

    1600 Eberhardt Road              Nextel of Texas                     750            779       108,800
    Temple, TX

    2999 SW 6th St.                  Voice Stream PCS I LLC              668            776        77,484
    Redmond, OR                      (T-Mobile USA, Inc.)

    160 Clairemont Avenue            Allied Holdings, Inc.               839            765       112,248
    Decatur, GA

    27016 Media Center Drive         Playboy Enterprises, Inc.           670            629        63,049
    Los Angeles, CA                  Sony Electronics, Inc.              131            136        20,203


    2800 Waterford Lake Dr.          Alstom Power, Inc.                  893          1,007        99,057
    Richmond, VA

    26555 Northwestern Highway       Federal-Mogul Corporation           579            709       187,163
    Southfield, MI

    10419 North 30th Street          Time Customer Service, Inc.         736            705       132,981
    Tampa, FL                        (Time, Inc.)

    250 Rittenhouse Circle           Jones Apparel Group                 633            693       255,019
    Bristol, PA                      USA, Inc.
                                     (Jones Apparel Group, Inc.)

    8555 South River Pkwy.           ASM Lithography Holding           1,065            921        95,133
    Tempe, AZ                        NV

    400 Butler Farm Road             Nextel Communications of            658            651       100,632
    Hampton, VA                      the Mid-Atlantic, Inc.
                                     (Nextel Finance Company)

    16676 Northchase Dr.             Kerr-McGee Corporation              775            813       101,111
    Houston, TX

    6200 Northwest Pkwy.             PacifiCare Health Systems,          820            810       142,500
    San Antonio, TX                  Inc.


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     6/30/06

     ------------------------------ ----------------------------- ---------------- ------------- ----------------
                                                                        YTD            YTD
                                                                     Base Cash     Base GAAP
                                                                      Revenue        Revenue           Square
     Property Location                   Tenant (Guarantor)           ($000)          ($000)          Footage
     ------------------------------ ----------------------------- ---------------- ------------- ----------------
     5757 Decatur Blvd.             Allstate Insurance Co.                 623            774          84,200
     Indianapolis, IN               Holladay Property Services              37             37           5,756

     4000 Johns Creek Pkwy.         Kraft Foods N.A., Inc.                 669            693          73,264
     Atlanta, GA                    PerkinElmer Instruments                105            116          13,955
                                    LLC

     6455 State Hwy 303 NE          Nextel West Corporation                499            556          60,200
     Bremerton, WA

     270 Billerica Road             Cadence Design Systems                 507            533         100,000
     Chelmsford, MA

     2550 Interstate Dr.            AT&T Wireless Services,                715            724          81,859
     Harrisburg, PA                 Inc.

     180 Rittenhouse Circle         Jones Apparel Group                    472            485          96,000
     Bristol, PA                    USA, Inc. (Jones Apparel
                                    Group, Inc.)

     2529 West Thorns Drive         Baker Hughes, Inc.                     348            423          65,500
     Houston, TX

     12000 Tech Center Drive        Kelsey-Hayes Company                   387            412          80,230
     Livonia, MI

     2401 Cherahala Boulevard       Advance PCS, Inc.                      393            411          59,748
     Knoxville, TN

     1275 NW 128th Street           Principal Life Insurance               400            387          61,180
     Clive, IA                      Company

     13430 N. Black Canyon Freeway  Bull HN Information                    392            418          69,492
     Phoenix, AZ                    Systems, Inc.
                                    Associated Billing                       -            128          17,767
                                    Services, LLC
                                    VACANT                                   -              -          49,799

     12600 Gateway Blvd.            Gartner, Inc.                          498            526          62,400
     Fort Meyers, FL

     421 Butler Farm Road           Nextel Communications of               369            360          56,515
     Hampton, VA                    the Mid-Atlantic, Inc.
                                    (Nextel Finance Company)

     3940 South Teller St.          Travelers Express, Inc.                545            433          68,165
     Lakewood, CO

     100 Barnes Road                Minnesota Mining and                   291            303          44,400
     Wallingford, CT                Manufacturing Company

     1440 East 15th Street          Cox Communications, Inc.               232            228          28,591
     Tucson, AZ

     250 Turnpike Road              Honeywell Consumer                     229            229          57,698
     Southborough, MA               Products

     11555 University Blvd.         Kelsey-Seybold Clinic                  557            615          72,683
     Sugarland, TX                  (St. Luke's Episcopal Health
                                    System)

     Nijborg 15 & 17, 3927 DA       AS Watson (Health & Beauty           1,226            963         122,450
     Renswoude, The Netherlands     Continental Europe)(2)


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     6/30/06

     ------------------------------ ------------------------ ----------------- ------------- ----------------
                                                                   YTD             YTD
                                                                Base Cash       Base GAAP
                                                                 Revenue         Revenue           Square
     Property Location                Tenant (Guarantor)          ($000)          ($000)          Footage
     ------------------------------ ------------------------ ----------------- ------------- ----------------
     2300 Litton Lane               AGC Automotive Americas            102            111          21,542
     Hebron, KY                     Company

                                    FTJ FundChoice,  LLC                 -              4           9,164

                                    VACANT                               -              -          49,714

     1600 Viceroy Drive             The Visiting Nurse                  22            180          48,027
     Dallas, TX                     Association of Texas
                                    VACANT                               -              -         201,425

     3615 North 27th Avenue         VACANT(5)                            -              -          57,988
     Phoenix, AZ

                                    ------------------------ ----------------- ------------- ----------------
                                    Subtotal                     $  59,679     $   61,072       8,980,766
                                    ------------------------ ----------------- ------------- ----------------

     Industrial
     ----------
     541 Perkins Jones Road         Kmart Corp.                  $   4,680     $    4,466       1,462,642
     Warren, OH

     19500 Bulverde Road            Harcourt Brace                   1,590          1,715         559,258
     San Antonio, TX

     2425 Highway 77 North          James Hardie Building            1,700          1,700         425,816
     Waxahachie, TX                 Products, Inc. (James
                                    Hardie Industries NV)

     3501 West Avenue H             Michaels Stores, Inc.            1,619          1,652         762,775
     Lancaster, CA

     9110 Grogans Mill Road         Baker Hughes, Inc.               1,400          1,533         275,750
     Houston, TX

     159 Farley Drive               Harbor Freight Tools             1,378          1,517       1,010,859
     Dillon, SC                     USA, Inc.
                                    (Central Purchasing,
                                    Inc.)

     590 Ecology Lane               Owens Corning                    1,093          1,093         420,597
     Chester, SC

     6345 Brackbill Boulevard       Exel Logistics, Inc.             1,018            926         507,000
     Mechanicsburg, PA              (NFC plc)

     3820 Micro Drive               Ingram Micro Inc.                1,018          1,136         701,819
     Memphis, TN

     431 Smith Lane                 Kirkland's, Inc.                   716            716         771,120
     Jackson, TN

     750 N. Black Branch Road       Dana Corporation                 1,419          1,419         539,592
     Elizabethtown, KY

     6938 Elm Valley Dr.            Dana Corporation                   921            921         150,945
     Kalamazoo, MI

     4425 Purks Road                Lear Technologies LLC              702            683         183,717
     Auburn Hills, MI               (Lear Corporation)
                                    (General Motors Corp.)

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     6/30/06

     ------------------------------ ------------------------ ----------------- ------------- ---------------
                                                                   YTD             YTD
                                                                Base Cash       Base GAAP
                                                                 Revenue         Revenue          Square
     Property Location                Tenant (Guarantor)          ($000)          ($000)          Footage
     ------------------------------ ------------------------ ----------------- ------------- ---------------
     6 Doughten Road                Exel Logistics, Inc.               743            674        330,000
     New Kingston, PA               (NFC plc)

     6500 Adelaide Court            Anda Pharmaceuticals,              630            603        354,676
     Groveport, OH                  Inc.
                                    (Andrx Corporation)

     7500 Chavenelle Road           The McGraw-Hill                    545            582        330,988
     Dubuque, IA                    Companies, Inc.

     12025 Tech Center Drive        Kelsey-Hayes Company               533            569        100,000
     Livonia, MI

     250 Swathmore Avenue           Steelcase, Inc.                    517            543        244,851
     High Point, NC

     Moody Commuter & Tech Park     TNT Logistics North                527            527        595,346
     Moody, AL                      America, Inc. (TPG
                                    N.V.)

     3102 Queen Palm Drive          Time Customer Service,             513            505        229,605
     Tampa, FL                      Inc. (Time, Inc.)

     2280 Northeast Drive           Ryder Integrated                   499            502        276,480
     Waterloo, IA                   Logistics, Inc.
                                    (Ryder Systems, Inc.)

     245 Salem Church Road          Exel Logistics, Inc.               551            487        252,000
     Mechanicsburg, PA              (NFC plc)

     200 Arrowhead Drive            Owens Corning                      514            492        400,522
     Hebron, OH

     3600 Southgate Drive           Sygma Network, Inc.                467            467        149,500
     Danville, IL

     46600 Port Street              Johnson Controls, Inc.             482            482        134,160
     Plymouth, MI

     1133 Poplar Creek Road         Corporate Express Office           395             405       196,946
     Henderson, NC                  Products, Inc.
                                    (Buhrmann, N.V.)

     301 Bill Byran Road            Dana Corporation                   726            726        410,844
     Hopkinsville, KY

     450 Stern Street               Johnson Controls, Inc.             365            365        111,160
     Oberlin, OH

     10000 Business Boulevard       Dana Corporation                   673            673        336,350
     Dry Ridge, KY

     7670 Hacks Cross Road          Dana Corporation                   422            402        268,100
     Olive Branch, MS

     34 East Main Street            Exel Logistics, Inc.               360            327        179,200
     New Kingston, PA               (NFC plc)

     191 Arrowhead Drive            Owens Corning                      329            313        250,410
     Hebron, OH

     904 Industrial Road            Tenneco Automotive                 295            300        195,640
     Marshall, MI                   Operating Company, Inc.
                                    (Tenneco Automotive,
                                    Inc.)

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     6/30/06

     --------------------------- ---------------------------- ---------------- --------------- --------------
                                                                    YTD             YTD
                                                                 Base Cash       Base GAAP
                                                                  Revenue         Revenue           Square
     Property Location               Tenant (Guarantor)           ($000)           ($000)          Footage
     --------------------------- ---------------------------- ---------------- --------------- --------------
     109 Stevens Street          Unisource Worldwide, Inc.            294              294        168,800
     Jacksonville, FL

     1901 49th Avenue            Owens Corning                        277              277         18,620
     Minneapolis, MN

     7150 Exchequer Drive        Corporate Express Office             219              220         79,086
     Baton Rouge, LA             Products, Inc.
                                 (Buhrmann, N.V.)

     4010 Airpark Drive          Dana Corporation                     428              428        251,041
     Owensboro, KY

     324 Industrial Park Road    SKF USA, Inc.                        198              198         72,868
     Franklin, NC

     187 Spicer Drive            Dana Corporation                     177              170        148,000
     Gordonsville, TN

     730 N. Black Branch Road    Dana Corporation                     268              268        167,770
     Elizabethtown, KY

     3350 Miac Cove Road         Mimeo.com, Inc.                      134              185        107,000
     Memphis, TN                 VACANT                                 -                -         34,359

     300 McCormick Road          Ameritech Services, Inc.              63               78         20,000
     Columbus, OH

     1601 Pratt Avenue           Joseph Campbell Company               70               71         58,300
     Marshall, MI

     477 Distribution Pkwy.      Federal Express Corporation           40              134        120,000
     Colliersville, TN

                                 ---------------------------- ---------------- --------------- --------------
                                 Subtotal                       $  31,508         $ 31,744     14,364,512
                                 ---------------------------- ---------------- --------------- --------------

     Retail
     ------
     2655 Shasta Way             Fred Meyer, Inc.                $    505          $   505        178,204
     Klamath Falls, OR

     Fort Street Mall, King      Liberty House, Inc.                  495              486         85,610
     Street
     Honolulu, HI

     150 N.E. 20th Street        Fred Meyer, Inc.                     530              530        118,179
     Newport, OR

     35400 Cowan Road            Sam's Real Estate                    376              376        102,826
     Westland, MI                Business Trust

     4733 Hills & Dales Road     Scandinavian Health Spa,             373              343         37,214
     Canton, OH                  Inc.
                                 (Bally Total Fitness Corp.)

     4831 Whipple Avenue, N.W.   Best Buy Co., Inc.                   233              233         46,350
     Canton, OH


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     6/30/06

     --------------------------- ---------------------------- ---------------- --------------- --------------
                                                                    YTD             YTD
                                                                 Base Cash       Base GAAP
                                                                  Revenue         Revenue           Square
         Property Location           Tenant (Guarantor)           ($000)           ($000)          Footage
     --------------------------- ---------------------------- ---------------- --------------- --------------
     3711 Gateway Drive          Kohl's Dept. Stores, Inc.            234              231         76,164
     Eau Claire, WI

     399 Peach Wood Centre Dr.   Best Buy Co., Inc.                   198              198         45,800
     Spartanburg, SC

     12535 S.E. 82nd Avenue      Toys "R" Us, Inc.                    205              171         42,842
     Clackamas, OR

     24100 Laguna Hills Mall     Federated Department                 177              175        160,000
     Laguna Hills, CA            Stores, Inc.

     18601 Alderwood Mall        Toys "R" Us, Inc.                    189              149         43,105
     Boulevard
     Lynwood, WA

     6910 S. Memorial Highway    Toys "R" Us, Inc.                    173              136         43,123
     Tulsa, OK

     9580 Livingston Road        GFS Realty, Inc.                     102              137        107,337
     Oxon Hill, MD               (Giant Food, Inc.)

     121 South Center Street     Greyhound Lines, Inc.                108              108         17,000
     Stockton, CA

     2401 Wooton Parkway         GFS Realty, Inc.                      57               76         51,682
     Rockville, MD               (Giant Food, Inc.)

                                 ---------------------------- ---------------- --------------- --------------
                                 Subtotal                      $    3,955        $   3,854      1,155,436
                                 ---------------------------- ---------------- --------------- --------------

                                 ---------------------------- ---------------- --------------- --------------
                                 Grand Total                   $   95,142        $  96,670     24,500,714
                                 ---------------------------- ---------------- --------------- --------------



     (1) Company has an 80.5% economic interest in this property.
     (2) Company has a 90.0% economic interest in this property.
     (3) Includes 13,268 square feet of retail space of which 2,842 is vacant.
     (4) Tenant rejected lease in bankruptcy and property is vacant as of June 30, 2006. GAAP rent does not reflect accelerated amortization of $2,349.
     (5) Company sold a portion of property in the second quarter 2006.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                     6/30/06

       --------------------------- ---------------------------- ----------------- -------------- -------------- ------------
                                                                      YTD              YTD
                                                                   Base Cash        Base GAAP
                                                                    Revenue          Revenue          Square        LXP
           Property Location           Tenant (Guarantor)            ($000)           ($000)         Footage     Ownership
       --------------------------- ---------------------------- ----------------- -------------- -------------- ------------
       Office
       ------
       389-399 Interpace Highway   Aventis Pharmaceuticals,        $   4,613        $  4,350        340,240       33.33%
       Morris Corporate Center IV  Inc (Pharma Holdings GmbH)
       Parsippany, NJ

       17 Technology Circle        Blue Cross Blue Shield              3,688           3,465        456,304       40.00%
       Columbia, SC                of South Carolina Inc.

       275 South Valencia Ave.     Bank of America NT & SA             3,787           4,553        637,503       25.00%
       Los Angeles, CA

       100 Wood Hollow Drive       Greenpoint Mortgage                 2,281           2,432        124,600       30.00%
       Novato, CA                  Funding, Inc.

       6555 Sierra Drive           True North Communications           2,231           2,125        247,254       33.33%
       Irving, TX                  Inc.

       101 East Erie Building      Foote, Cone & Belding               1,997           1,997        203,376       30.00%
       Chicago, IL                 (Interpublic Group of
                                    Companies, Inc.)
                                   Higgins Development                    58              60         19,089
                                   Partners
                                   Lexington Corporate                    18              19          2,100
                                   Properties
                                    Trust

       5200 Metcalf Avenue         Employers Reinsurance               2,038           2,038        320,198       25.00%
       Overland Park, KS           Corporation

       27027 Tourney Road          Specialty Laboratories,             1,781           1,781        187,262       30.00%
       Santa Clarita, CA           Inc.

       8900 Freeport Pkwy.         Nissan Motor Acceptance             2,239           2,405        268,445       30.00%
       Irving, TX                  Corporation/ (Nissan North
                                   America, Inc.)

       15375 Memorial Drive        Vastar Resources, Inc.              1,718           1,718        327,325       33.33%
       Houston, TX

       10300 Kincaid Drive         Bank One Indiana, N.A.              1,691           1,644        193,000       33.33%
       Fishers, IN

       10300 Town Park Drive       Veritas DGC, Inc.                   1,557           1,624        218,641       30.00%
       Houston, TX

       600 International Parkway   First USA Management                1,489           1,460        125,155       33.33%
       Lake Mary, FL               Services, Inc.

       550 International Parkway   First USA Management                1,439           1,410        125,920       33.33%
       Lake Mary, FL               Services, Inc.

       10940 White Rock Road       Progressive Casualty                1,370           1,402        158,582       30.00%
       10929 Disk Drive            Insurance
       Rancho Cordova, CA          Company

       2000 Eastman Drive          Structural Dynamic                  1,405           1,395        212,836       33.33%
       Milford, OH                 Research Corp.

       3701 Corporate Drive        Motorola, Inc.                      1,357           1,357        119,829       33.33%
       Farmington Hills, MI

       2050 Roanoke Road           Chrysler Financial Company          1,595           1,770        130,290       30.00%
       Westlake, TX                LLC


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                     6/30/06

       ---------------------------- --------------------------- ----------------- -------------- -------------- ---------------
                                                                      YTD              YTD
                                                                   Base Cash        Base GAAP
                                                                    Revenue          Revenue         Square          LXP
       Property Location            Tenant (Guarantor)               ($000)          ($000)         Footage       Ownership
       ---------------------------- --------------------------- ----------------- -------------- -------------- ---------------
       1401 & 1501 Nolan Ryan      Siemens Dematic Postal              1,192           1,267        236,547         25.00%
       Parkway                     Automation, L.P.
       Arlington, TX

       9201 East Dry Creek Road    The Shaw Group, Inc.                1,036           1,253        128,500         30.00%
       Centennial, CO

       110, 120 & 130 E. Shore     Capital One Services, Inc.          1,413           1,445        225,220         30.00%
       Dr.
       Richmond, VA

       1475 Dunwoody Drive         ING USA Annuity and Life            1,031           1,019        125,000         30.00%
       West Chester, PA            Insurance Company

       13775 McLearen Road         Equant N.V.                           924           1,006        125,293         30.00%
       Herndon, VA

       70 Valley Stream Parkway    IKON Office Solutions, Inc.           962             997        106,855         30.00%
       Malvern, PA

       5150 220th Avenue           Spacelabs Medical, Inc                962             974        106,944         25.00%
       Issaquah, WA                (OSI Systems, Inc.)

       9201 Stateline              Employers Reinsurance                 958             958        166,641         25.00%
       Kansas City, MO             Corporation

       22011 SE 51st Street        Spacelabs Medical, Inc                878             834         95,600         25.00%
       Issaquah, WA                (OSI Systems, Inc.)

       1110 Bayfield Drive         Honeywell International,              818             819        166,575         33.33%
       Colorado Springs, CO        Inc.

       3601 Converse Drive         Verizon Wireless                      766             812        160,500         25.00%
       Wilmington, NC

       275 Technology Drive        ANSYS, Inc.                           620             677        107,872         30.00%
       Canonsburg, PA

       Renner Blvd.                Voicestream PCS II                    598             676         77,484         25.00%
       Lenexa, KS                  Corporation
                                   (T-Mobile USA, Inc.)

       East Goldstone Drive        Voicestream PCS II                    584             660         77,484         25.00%
       Meridian, ID                Corporation
                                   (T-Mobile USA, Inc.)

       1409 Centerpoint Blvd.        Alstom Power, Inc.                  717             817         84,404         32.30%
       Knoxville, TN

       3201 Quail Springs Pkwy.    AT& T Wireless Services, Inc.         673             683        103,500         40.00%
       Oklahoma City, OK           Jordan Associates, Inc.               166             166         25,000

       200 Lucent Lane             Lucent Technologies, Inc.           1,013             822        124,944         30.00%
       Raleigh, NC

       4455 American Way           Bell South Mobility, Inc.             517             545         70,100         30.00%
       Baton Rouge, LA

       3711 San Gabriel            Voice Stream PCS II LLC               450             492         75,016         30.00%
       Mission, TX                 (T-Mobile USA, Inc.)


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                     6/30/06

       ------------------------- ---------------------------- ---------------- --------------- -------------- --------------
                                                                    YTD
                                                                 Base Cash          YTD
                                                                  Revenue        Base GAAP        Square           LXP
       Property Location         Tenant (Guarantor)               ($000)       Revenue ($000)     Footage       Ownership
       ------------------------- ---------------------------- ---------------- --------------- -------------- --------------
       4848 129th East Ave.      Metris Companies, Inc.               653              653        101,100        32.30%
       Tulsa, OK

       2310 Village Square       AmeriCredit Corporation              722              610         85,000        32.30%
       Pkwy.
       Jacksonville, FL

       4001 International Pkwy.  Accor S.A.                         1,492            1,616        138,443        25.00%
       Carrollton, TX            (Motel 6 Operating L.P.)

       350 Rhode Island Street   California Culinary                1,246            1,197        103,838        30.00%
       San Francisco, CA         Academy, LLC (Career
                                 Education Corp.)
                                 Starbucks Coffee Company              34               37          1,500
                                 (Retail)
                                 VACANT                                 -                -         20,006

       2500 Patrick Henry Pkwy.  Georgia Power Company                705              756        111,911        25.00%
       McDonough, GA

       First Park Drive          Omnipoint Holdings, Inc.             592              683         78,610        25.00%
       Oakland, ME               (T-Mobile USA, Inc.)

       11707 Miracle Hills       (i) Structure, LLC                   583              583         86,800        32.30%
       Drive                     (Infocrossing,
       Omaha, NE                 Inc.)

       2005 East Technology      (i) Structure, LLC                   564              564         60,000        32.30%
       Circle                    (Infocrossing,
       Tempe, AZ                 Inc.)

       511 Luna Road             Haggar Clothing Company              409              448        180,507        30.00%
       Dallas, TX                (Texas Clothing Holding
                                 Corp.)
                                 (Haggar  Corporation)

       26410 McDonald Road       Montgomery County                     77               87         41,000        32.30%
       Houston, TX               Management LLC

                                 ---------------------------- ---------------- --------------- --------------
                                 Subtotal Office                $  61,707         $ 63,161      7,816,143
                                 ---------------------------- ---------------- --------------- --------------
       Industrial
       ----------

       101 Michelin Drive        TNT Logistics North            $   1,551         $  1,614      1,164,000        33.33%
       Laurens, SC               America, Inc.
                                 (TPG N.V.)

       Philipp Parkway           L'Oreal  USA, Inc.                 1,145            1,259        649,250        25.00%
       Streetsboro, OH

       7111 Crabb Road           TNT Logistics North                1,039            1,081        752,000        33.33%
       Temperance, MI            America, Inc.
                                 (TPG N.V.)

       6050 Dana Way             Vacant(1)                            611              535        338,700        30.00%
       Antioch, TN               W.M Wright Company                   254              254        338,700

       3600 Army Post Rd.        EDS Information Services           1,319            1,428        405,000        30.00%
       Des Moines, IA            LLC
                                 (Electronic Data Systems
                                 Corporation)

       2400 West Haven Avenue    Michaels Stores Procurement          992              992        693,185        30.00%
       New Lenox, IL             Company, Inc.
                                 (Michaels Stores, Inc.)


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                     6/30/06

       ------------------------- ---------------------------- ---------------- --------------- -------------- --------------
                                                                    YTD
                                                                 Base Cash          YTD
                                                                  Revenue        Base GAAP        Square           LXP
       Property Location         Tenant (Guarantor)               ($000)       Revenue ($000)     Footage       Ownership
       ------------------------- ---------------------------- ---------------- --------------- -------------- --------------
       43955 Plymouth Oaks       Tower Automotive Products           943               943        290,133        30.00%
       Boulevard                 Company
       Plymouth, MI              (Tower Automotive, Inc.)

       121 Technology Drive      Heidelberg Web Systems,            1,011              925        500,500        33.33%
       Durham, NH                Inc.

       3225 Meridian Parkway     Hagemeyer Foods, Inc.                741              804        201,845        30.00%
       Weston, FL

       291 Park Center Drive     Kraft Foods North                    726              757        344,700        33.33%
       Winchester, VA            America, Inc.

       1109 Commerce             Linens-n-Things, Inc.                629              626        262,644        30.00%
       Boulevard
       Logan Township, NJ

       3245 Meridian Parkway     Circuit City Stores, Inc.            524              584        230,600        30.00%
       Weston, FL

       359 Gateway Drive         TI Group Automotive                  600              600        133,221        32.30%
       Livonia, GA               Systems,
                                 LLC

       900 Industrial Boulevard  Dana Corporation                     209              209        172,800        32.30%
       Crossville, TN

       736 Addison Road          Corning, Inc.                         95               95        408,000        30.00%
       Erwin, NY

       2935 Van Vactor Way       Bay Valley Foods, LLC                  6                7        300,500        32.30%
       Plymouth, IN

                                 ---------------------------- ---------------- --------------- --------------
                                 Subtotal Industrial             $ 12,395         $ 12,713      7,185,778
                                 ---------------------------- ---------------- --------------- --------------

       Retail/ Other
       -------------
       12080 Carmel Mountain     Kmart Corporation               $     88         $    490        107,210        30.00%
       Road
       San Diego, CA

       5350 Leavitt Road         Kmart Corporation                    195              364        193,193        30.00%
       Lorain, OH

       255 Northgate Drive       Kmart Corporation                    137              257        107,489        30.00%
       Manteca, CA

       21082 Pioneer Plaza       Kmart Corporation                    130              242        120,727        30.00%
       Drive
       Watertown, NY

       97 Seneca Trail           Kmart Corporation                     91              155         90,933        30.00%
       Fairlea, WV

       1150 West Carl Sandburg   Kmart Corporation                     77              144         94,970        30.00%
       Drive
       Galesburg, IL

       11411 N. Kelly Avenue     American Golf Corporation             57               57         13,924        32.30%
       Oklahoma City, OK

                                 ---------------------------- ---------------- --------------- --------------
                                 Subtotal Retail/ Other          $    775         $  1,709        728,446
                                 ---------------------------- ---------------- --------------- --------------

                                 ---------------------------- ---------------- --------------- --------------
                                 Grand Total                     $ 74,877         $ 77,583     15,730,367
                                 ---------------------------- ---------------- --------------- --------------

        (1) Original tenant rejected the lease in bankruptcy. GAAP rent does not reflect accelerated amortization of $4,704.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                             Properties by Location
                                     6/30/06

                                                                                    Historical 6-Month
                                                                                   Ended June 30, 2006(1)
                                         Number                                    ----------------------
      No. of                               of         Percent      Square          Base Rent   Percent of
      Locations     Location           Properties(3) Leased(4)     Feet(2)          ($000's)   Base Rent
      ------------- ------------------ ------------ ------------ ------------ -----------------------------
       1            Texas                    25        96.2%      5,321,040     $    22,786      18.7%
       2            South Carolina           10       100.0       3,806,492          10,063       8.3
       3            Pennsylvania             12        99.9       2,472,403           8,829       7.2
       4            Ohio                     11       100.0       3,738,253           7,782       6.4
       5            California               13        99.2       2,571,029           7,013       5.8
       6            Michigan                 13        95.5       2,466,397           6,527       5.4
       7            Florida                  12       100.0       1,620,114           6,402       5.3
       8            Virginia                  8       100.0       1,399,643           5,625       4.6
       9            Georgia                   5       100.0         733,599           4,985       4.1
      10            Arizona                   8        86.7         807,472           4,496       3.7
      11            Massachusetts             4       100.0         574,301           3,696       3.0
      12            Kentucky                  6        97.2       1,786,017           3,629       3.0
      13            Tennessee                 9        87.0       2,876,650           3,320       2.7
      14            New Jersey                4       100.0         760,395           3,258       2.7
      15            Utah                      1       100.0         295,000           3,161       2.6
      16            Illinois                  6       100.0       1,431,935           2,814       2.3
      17            Indiana                   4       100.0         724,503           2,559       2.1
      18            Oregon                    4       100.0         416,709           1,982       1.6
      19            Iowa                      4       100.0       1,073,648           1,899       1.6
      20            North Carolina            5       100.0         800,109           1,596       1.3
      21            Washington                4       100.0         305,849           1,157       0.9
      22            Connecticut               2       100.0         197,764           1,115       0.9
      23            Colorado                  3       100.0         363,240           1,082       0.9
      24            The Netherlands           1       100.0         122,450             963       0.8
      25            Oklahoma                  4       100.0         286,647             705       0.6
      26            Kansas                    2       100.0         397,682             679       0.6
      27            Alabama                   1       100.0         595,346             527       0.4
      28            Hawaii                    1       100.0          85,610             486       0.4
      29            Mississippi               1       100.0         268,100             402       0.3
      30            Louisiana                 2       100.0         149,186             384       0.3
      31            New Hampshire             1       100.0         500,500             308       0.2
      32            Minnesota                 1       100.0          18,620             277       0.2
      33            Missouri                  1       100.0         166,641             240       0.2
      34            Wisconsin                 1       100.0          76,164             231       0.2
      35            Maryland                  2       100.0         159,019             213       0.2
      36            Nebraska                  1       100.0          86,800             188       0.2
      37            Maine                     1       100.0          78,610             171       0.1
      38            Idaho                     1       100.0          77,484             165       0.1
      39            New York                  2       100.0         528,727             101       0.1
      40            West Virginia             1       100.0          90,933              44       --

                    ------------------ ------------ ------------ ------------ -------------- --------------
                    Total                   197        97.8%     40,231,081     $   121,860       100.00%
                    ------------------ ------------ ------------ ------------ -------------- --------------



(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.
(2)  Includes properties owned as of June 30, 2006.
(3)  Includes properties owned during the six months ended June 30, 2006.
(4)  As of June 30, 2006.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
              Lease Rollover Schedule by Property Type - Cash Basis
                                     6/30/06


                            Office                                Industrial                                 Retail
--------- ------------ ------------- ------------ ------------ -------------- ------------- ------------ -------------- ------------
            Square      Cash Rental    Net Rent     Square      Cash Rental     Net Rent      Square      Cash Rental     Net Rent
Year        Footage      Revenue(1)       PSF       Footage     Revenue(1)        PSF         Footage     Revenue(1)         PSF
--------- ------------ ------------- ------------ ------------ -------------- ------------- ------------ -------------- ------------
2006        270,700      $  2,386      $  8.82        938,237    $   5,097        $  5.43             --  $        --     $     --
2007        186,504         2,024        14.11      1,920,942       10,802           5.62             --           --           --
2008        444,270         6,240        14.49             --           --             --        215,418        1,788         8.30
2009      1,837,317        17,924        16.21        831,966        2,015           3.40        205,436        1,943         9.46
2010      2,135,992        17,670        13.91        675,655        2,436           3.61             --           --           --
2011      1,002,689        10,757        20.63      1,046,519          536           4.67        247,249        1,659         6.71
2012      1,869,411        18,340        12.66      3,951,134        8,671           4.35             --           --           --
2013      1,659,473        21,097        15.80         79,086          483           6.11             --           --           --
2014      1,864,411        18,140        15.68        965,160        3,522           3.65        267,337          496         1.85
2015      2,267,937        20,952        14.17        764,370        4,504           6.64         76,164          469         6.15
2016       738, 176         6,981        16.65      1,408,158        5,091           4.38             --           --           --
2017        128,500           694        17.99        806,439        2,754           4.32         51,682          115         2.23
2018        556,288         5,446        15.43             --           --             --        806,672        1,175         2.37
2019        543,931         4,203        19.51      2,183,145        5,519           3.50             --           --           --
2020        294,583         4,238        18.36        666,037        4,184           7.51             --           --           --
2021        157,511         4,234        26.88      1,620,504        6,106           4.21             --           --           --
2022             --            --           --             --           --             --             --           --           --
2023             --            --           --             --           --             --             --           --           --
2024        187,262         1,069        19.02        693,185          568           2.73             --           --           --
2025        146,800           734        15.63      2,126,194        9,566           3.20             --           --           --
2026             --            --           --        500,500          427           2.56             --           --           --
Weighted Average                       $ 15.73                                    $  4.40                                 $   4.48
                                       =======                                    =======                                 ========






(1) Includes proportionate share of joint venture investments.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                      Lease Rollover Schedule - GAAP Basis
                                     6/30/06
                                    ($000's)

                                                                                      Percentage of
                                                             Total                        Total
                                 Number of              Annualized Base                Annualized
Year                          Leases Expiring               Rent (1)                    Base Rent
------------------------- ------------------------ --------------------------- ----------------------------
2006 - remaining                     8             $          5,780                         2.4%
2007                                 7                       12,293                         5.1
2008                                 7                        7,509                         3.1
2009                                17                       22,449                         9.4
2010                                19                       19,274                         8.1
2011                                15                       15,758                         6.6
2012                                22                       25,080                        10.5
2013                                14                       21,071                         8.8
2014                                19                       22,485                         9.4
2015                                20                       27,748                        11.6
2016                                13                       11,149                         4.7
2017                                 6                        3,668                         1.5
2018                                11                        7,404                         3.1
2019                                 9                        8,984                         3.8
2020                                 6                        7,974                         3.3
2021                                 5                        8,087                         3.4
2022                                --                           --                          --
2023                                --                           --                          --
2024                                 2                        1,665                         0.7
2025                                 8                        9,893                         4.2
2026                                 1                          617                         0.3
                          ------------------------ --------------------------- ----------------------------
Total                              209             $        238,888                       100.0%
                          ======================== =========================== ============================



(1) Includes proportionate share of joint venture investments.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Mortgages and Notes Payable
                                     6/30/06
                                    ($000's)

--------------------------------- ------------------ -------------- ------------- ---------------- --------------------
                                                                                     Current
                                                                                    Estimated
                                        Debt                                          Annual             Balloon
Property - Fixed Rate                  Balance       Interest Rate    Maturity    Debt Service(d)        Payment
--------------------------------- ------------------ -------------- ------------- ---------------- --------------------
Warren, OH(b)                        $    8,629          7.000%         Oct-07    $      6,160         $     --
Bristol, PA                               9,452          7.400          Feb-08             831            9,262
Decatur, GA                               6,346          6.720          Jun-08             579            6,049
Phoenix, AZ                              13,373          7.890          Jun-08           1,434           12,591
Palm Beach Gardens, FL                   10,864          7.010          Jun-08             970           10,418
Canton, OH                                3,129          7.150          Aug-08             313            2,936
Spartanburg, SC                           2,599          7.150          Aug-08             260            2,438
Florence, SC                              8,956          7.500          Feb-09             869            8,443
Canton, OH                                  910          9.490          Feb-09             388               --
Baton Rouge, LA                           1,711          7.375          Mar-09             208            1,478
Livonia, MI                              10,684          7.800          Apr-09             992           10,236
Bristol, PA                               5,692          7.250          Apr-09             571            5,228
Henderson, NC(a)                          4,170          7.390          May-09             417            3,854
Westland, MI                              1,873         10.500          Sep-09             683               --
Salt Lake City, UT                        8,284          7.610          Oct-09           2,901               --
High Point, NC                            8,480          5.750          Oct-09             695            7,741
Richmond, VA                             16,050          8.100          Feb-10           1,511           15,257
Hampton, VA                               7,105          8.270          Apr-10             677            6,758
Hampton, VA                               4,362          8.260          Apr-10             415            4,144
Tampa, FL                                 8,095          6.930          Aug-10             674            7,603
Tampa, FL                                 5,854          6.880          Aug-10             485            5,495
Herndon, VA                              18,358          8.180          Dec-10           1,723           17,301
Tucson, AZ                                2,330          7.500          Jan-11             226            2,076
Valley Forge, PA                         12,440          7.120          Feb-11           1,166           10,927
Renswoude, NA(f)                         34,453          5.305          Apr-11           2,502           30,928
Glendale, AZ                             14,365          7.400          Apr-11           1,258           13,365
Dallas, TX                               30,582          5.126          May-11           1,589           30,582
Farmington Hills, MI                     20,505          5.126          May-11           1,343           19,020
Wallingford, CT                           3,445          4.926          May-11             221            3,187
Auburn Hills, MI                          6,838          7.010          Jun-11             637            5,918
Plymouth, MI                              4,553          7.960          Jul-11             463            3,949
Newport, OR                               6,708          5.030          Aug-11             470            5,980
Greenville, SC                           13,305          4.415          Jan-12             841           11,806
New Kingston, PA                          6,969          7.790          Jan-12             678            6,101
Mechanicsburg, PA                         5,144          7.780          Jan-12             500            4,503
New Kingston, PA                          3,320          7.780          Jan-12             323            2,906
Lake Forest, CA                          10,547          7.260          Feb-12             901            9,708
Memphis, TN                              17,789          5.247          May-12           1,181           16,222
Lakewood, CO                              8,675          5.097          May-12             445            7,890
Groveport, OH                             7,601          6.030          Oct-12             563            6,860
San Antonio, TX                          29,368          6.080          Oct-12           2,260           26,025
Foxboro, MA(b)                           17,443          6.000          Jan-13           4,264               --
Fort Mill, SC                            11,166          6.000          Jan-13             839            9,904
Waterloo, IA                              6,063          5.610          Feb-13             671            3,505
Atlanta, GA                              45,141          5.268          May-13           3,004           40,356
Houston, TX                              17,621          5.218          May-13           1,166           15,737
Southington, CT                          13,749          5.018          May-13             890           12,228
Tempe, AZ                                13,618          5.148          May-13             894           12,144
Indianapolis, IN                          9,617          5.168          May-13             633            8,580
Fort Meyers, FL                           8,912          5.268          May-13             476            8,550
Chelmsford, MA                            7,001          5.118          May-13             458            6,231
Lancaster, CA (first)                    10,216          7.020          Sep-13             900            8,637
Lancaster, CA (second)                    8,613          5.920          Sep-13             642            7,518
Knoxville, TN                             5,128          5.950          Sep-13             381            4,496


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Mortgages and Notes Payable
                                     6/30/06
                                    ($000's)

--------------------------------- ------------------ -------------- ------------- ---------------- --------------------
                                                                                     Current
                                                                                    Estimated
                                        Debt                                          Annual             Balloon
Property - Fixed Rate                  Balance       Interest Rate    Maturity    Debt Service(d)        Payment
--------------------------------- ------------------ -------------- ------------- ---------------- --------------------
Foxboro, MA(b)                           22,174          6.000          Jan-14           4,916                 --
Moody, AL                                 7,424          4.978          Jan-14             493              6,350
Mechanicsburg, PA                        13,270          5.730          Mar-14           1,045             10,538
Redmond, OR                               9,820          5.616          Apr-14             697              8,484
Clive, IA                                 5,907          5.139          May-14             387              5,151
Fort Mill, SC                            20,300          5.373          May-14           1,106             18,311
Philadelphia, PA(e)                      49,000          5.060          Jul-14           2,514             43,547
Jackson, TN                              10,152          5.930          Jul-14             743              8,820
Eau Claire, WI                            1,846          8.000          Jul-14             313                 --
Carrollton, TX                           14,241          5.530          Jan-15             993             12,022
Franklin, NC                              1,666          8.500          Mar-15             271                 --
Kalamazoo, MI                            17,588          5.411          May-15           1,189             15,087
Houston, TX                              16,940          5.160          May-15           1,114             14,408
Houston, TX                              13,226          5.210          May-15             874             11,265
Fishers, IN                              13,153          5.160          May-15             865             11,188
San Antonio, TX                          13,044          5.340          May-15             875             11,149
Los Angeles, CA                          11,475          5.110          May-15             750              9,760
Atlanta, GA                              11,325          5.260          May-15             604             10,502
Richmond, VA                             10,586          5.310          May-15             708              9,055
Harrisburg, PA                            9,159          5.110          May-15             599              7,780
Elizabethtown, KY(g)                     16,500          4.990          Jul-15           1,075             13,838
Hopkinsville, KY(g)                       9,667          4.990          Jul-15             630              8,108
Dry Ridge, KY(g)                          7,816          4.990          Jul-15             509              6,555
Owensboro, KY(g)                          6,989          4.990          Jul-15             455              5,862
Elizabethtown, KY(g)                      3,108          4.990          Jul-15             203              2,607
Southborough, MA                          1,829          7.500          Sep-15             275                 --
Houston, TX(b)                           64,735          6.250          Sep-15           6,428             18,318
Houston, TX(b)                           26,130          6.250          Sep-15           2,151              6,985
Sugar Land, TX(b)                        16,961          6.250          Sep-15           1,647              6,286
Houston, TX(b)                            7,423          6.250          Sep-15             668              2,222
Temple, TX                                8,939          6.090          Jan-16             668              7,446
Danville, IL                              6,354          9.000          Jan-16             692              4,578
Bremerton, WA                             6,607          6.090          Apr-16             494              5,465
Dubuque, IA                              10,815          5.402          Jun-17             733              8,725
Westmont, IL                             15,366          6.210          Mar-18           1,292              9,662
Boca Raton, FL                           20,400          6.470          Feb-20           1,338             18,383
Houston, TX                               9,946          5.640          Dec-20             692              7,018
Wall Township, NJ(b)                     29,675          6.250          Jan-21           2,013                 --
Dillon, SC                               23,576          5.974          Feb-22           1,832             13,269
Chester, SC                              13,642          5.380          Aug-25           1,144                362
                                     ----------          -----                        --------           --------
                                  $   1,156,975          5.986%                   $    102,536         $  852,177
                                     ----------          ------                       --------           --------

Corporate
---------
Credit Facility (C)               $          --              --          June-08  $         --         $       --
                                     ----------          ------                       --------           --------

Total                             $   1,156,975          5.986%                   $    102,536         $  852,177
                                     ==========          ======                       ========            =======

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Mortgages Payable
                                     6/30/06
                                     (000's)


(a) Included in discontinued operations.
(b) Debt balances based upon imputed interest rates.
(c) Floating rate debt 30/60/90 day LIBOR plus 120 to 170 bps.
(d) Remaining payments for debt with less than 12 months to maturity.
(e) The Company has an 80.5% interest in the property securing the mortgage.
(f) The Company has a 90.0% interest in the property securing the mortgage.
(g) Debt balances are net of mortgage investment made by the Company.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Mortgages Payable
                                     6/30/06
                                     (000's)

------------------------------- -------------- ---------------- ------------- --------------- ----------------- ------------------
                                                     LXP                                          Current
                                    Debt        Proportionate     Interest                    Estimated Annual       Balloon
Joint Venture Property             Balance          Share           Rate         Maturity       Debt Service         Payment
------------------------------- -------------- ---------------- ------------- --------------- ----------------- ------------------
Santa Clarita, CA                   $  28,200   $     8,460          4.750          Oct-09     $   1,340             $   28,200
Columbia, SC                           23,688         9,475          7.850          Oct-09         2,196                 22,586
Houston, TX                            20,096         6,692          7.580          Oct-09         2,032                 18,229
Fishers, IN                            14,342         4,776          8.190          Apr-10         1,499                 12,960
Lorain, OH(1)                           3,397         1,019          6.000          Jul-10           873                     --
Manteca, CA(1)                          2,400           720          6.000          Jul-10           617                     --
Watertown, NY(1)                        2,257           677          6.000          Jul-10           580                     --
Fairlea, WV(1)                          1,585           476          6.000          Jul-10           407                     --
San Diego, CA(1)                        1,530           459          6.000          Jul-10           393                     --
Galesburg, IL(1)                        1,347           404          6.000          Jul-10           346                     --
Irving, TX                             25,879         8,618          8.160          Oct-10         2,432                 24,454
Lake Mary, FL                          12,879         4,289          7.880          Oct-10         1,181                 12,118
Lake Mary, FL                          12,828         4,272          7.880          Oct-10         1,178                 12,082
Parsippany, NJ                         39,828        13,263          7.350          Mar-11         3,472                 37,047
Novato, CA                             22,078         6,623          5.750          Jul-11         1,600                 20,307
Winchester, VA                         10,468         3,486          7.330          Aug-11           908                  9,675
Milford, OH                            16,110         5,365          8.170          Feb-12         1,764                 12,686
Des Moines, IA                         22,761         6,828          5.147          May-12         1,188                 22,153
Fort Worth, TX                         19,601         5,880          5.097          May-12         1,280                 17,823
Raleigh, NC                            12,900         3,870          4.947          May-12           647                 12,543
Farmington Hills, MI                   20,432         6,810          5.420          Sep-12         1,500                 17,724
Laurens, SC                            16,769         5,589          6.000          Sep-12         1,396                 14,022
Temperance, MI                         11,241         3,747          6.000          Sep-12           936                  9,400
Baton Rouge, LA                         6,742         2,023          4.900          Oct-12           443                  5,943
Plymouth, MI                           12,152         3,646          6.220          Dec-12         1,026                 10,026
Colorado Springs, CO                   11,508         3,836          6.250          Dec-12           887                 10,272
Centennial, CO                         15,410         4,623          6.150          Feb-13         1,177                 13,555
Los Angeles, CA                        80,182        20,046          5.330          May-13         4,333                 73,071
Dallas, TX                             40,832        12,250          5.218          May-13         2,702                 36,453
Malvern, PA                            12,958         3,887          5.530          Jan-14           916                 11,236
Arlington, TX                          21,362         5,341          5.810          Feb-14         1,551                 18,588
New Lenox, IL                          17,400         5,220          5.510          Feb-14           972                 17,400
Logan Township, NJ                      7,690         2,307          4.760          Apr-14           371                  6,784
Rancho Cordova, CA(1)                  18,375         5,513          6.000         Sept-14         1,457                 14,646
Weston, FL                             10,633         3,190          5.420          Nov-14           733                  9,066
Issaquah, WA                           32,800         8,200          5.001          Dec-14         1,663                 30,388
Canonsburg, PA                          9,095         2,729          5.377          Dec-14           489                  9,095
Chicago, IL                            29,900         8,970          5.105          Jan-15         1,548                 29,900
Herndon, VA                            12,152         3,646          5.920          Apr-15           888                 10,359
Richmond, VA                           19,800         5,940          5.110          May-15         1,026                 18,321
Oklahoma City, OK                      14,749         5,900          5.240          May-15           784                 13,673
Knoxville, TN                           7,783         2,514          5.310          May-15           520                  6,658
Tulsa, OK                               7,671         2,478          5.060          May-15           499                  6,517
Jacksonville, FL                        5,798         1,873          5.110          May-15           379                  4,927
McDonough, GA                          12,675         3,169          5.212          Jun-15           670                 11,349
Mission, TX                             6,387         1,916          5.780          Jun-15           462                  5,371
Carrollton, TX                         20,800         5,200          5.274          Jul-15         1,112                 18,677
Houston, TX                            23,910         7,173          5.410          Oct-15         1,311                 21,846
Omaha, NE                               8,972         2,898          5.610          Apr-16           621                  7,560
Tempe, AZ                               8,474         2,737          5.610          Apr-16           586                  7,140
Dallas, TX                             18,363         5,509          6.100          Jul-16         1,136                 18,363
Wilmington, NC                         13,000         3,250          5.190          Mar-17           684                 11,580
Weston, FL                              7,346         2,204          5.520          Nov-17           512                  5,758
Lorain, OH(1)                           1,470           441          6.000          Jul-18           108                     --
Manteca, CA(1)                          1,039           312          6.000          Jul-18            77                     --
Watertown, NY(1)                          977           293          6.000          Jul-18            72                     --
Fairlea, WV(1)                            686           206          6.000          Jul-18            51                     --
San Diego, CA(1)                          662           199          6.000          Jul-18            49                     --
Galesburg, IL(1)                          583           175          6.000          Jul-18            43                     --
Overland Park, KS                      37,620         9,405          5.830          May-19         2,224                 31,819


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Mortgages Payable
                                     6/30/06
                                     (000's)

------------------------------- -------------- ---------------- ------------- --------------- ----------------- ------------------
                                                     LXP                                          Current
                                    Debt        Proportionate     Interest                    Estimated Annual       Balloon
Joint Venture Property             Balance          Share           Rate         Maturity       Debt Service         Payment
------------------------------- -------------- ---------------- ------------- --------------- ----------------- ------------------
Kansas City, MO                        17,950          4,488         5.830          May-19         1,061                 15,182
West Chester, PA                       10,405          3,122         6.750          Jul-19         1,204                     --
Meridian, ID                           10,224          2,556         6.010          Aug-19           753                  7,658
Streetsboro, OH                        20,200          5,050         5.285         Sept-19         1,082                 16,338
Houston, TX                             7,500          2,423         6.507          Nov-19           495                  6,692
San Francisco, CA                      22,080          6,624         5.580          Nov-19         1,249                 18,002
Lenexa, KS                             10,276          2,569         6.270          Dec-19           774                  7,755
Oakland, ME                            10,408          2,602         5.930          Oct-20           750                  7,660
Livonia, GA                             9,991          3,227         5.460          Dec-20           741                  5,895
Durham, NH                             19,182          6,393         6.730          Mar-21         1,309                     --
Antioch, TN                            14,077          4,223         7.940          Oct-21         1,580                    774
                                     --------      ---------    ----------                     ---------               --------
                                 $  1,052,865    $   314,294         5.946 %                   $  74,845             $  886,306
                                     =========     ========     ==========                     =========               ========


   1. Debt balances based upon imputed rates.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                             Debt Maturity Schedule
                                     6/30/06
                                    ($000's)

                                        Consolidated properties
------------------------------------------------------------------------------------------------------------

                                 Scheduled                    Balloon                Balloon Weighted
                               Amortization                  Payments             Average Interest Rate
                               ------------                  --------             ---------------------
2006 - remaining                 $ 13,982                  $        --                           --%
2007                               35,197                           --                           --
2008                               29,973                       43,694                         7.32
2009                               31,592                       36,980                         7.16
2010                               30,422                       56,558                         7.88
                                   ------                    ---------                  -----------
                                 $141,166                  $   137,232                         7.51%
                                  =======                    =========                  ===========


                          Joint venture properties - LXP proportionate share
------------------------------------------------------------------------------------------------------------

                                 Scheduled                   Balloon                 Balloon Weighted
                               Amortization                 Payments              Average Interest Rate
                               ------------                 --------              ---------------------
2006 - remaining                $     2,135               $        --                            --
2007                                  4,078                        --                            --
2008                                  4,493                        --                            --
2009                                  5,170                    23,570                          6.67%
2010                                  5,103                    20,538                          8.06
                                  ---------                 ---------                   -----------
                                $    20,979               $    44,108                          7.31%
                                  =========                 =========                   ===========

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Revenue By Tenant Industry
                                     6/30/06

--------------------------------------------------------------- --------------------------------
                                                                  Percentage of Historical
Tenant Industry                                                      Annual Base Rent (1)
--------------------------------------------------------------- --------------------------------
Energy                                                                         13.4%
Finance/Insurance                                                              12.6
Technology                                                                     10.8
Automotive                                                                      9.6
Telecommunications                                                              5.6
Healthcare                                                                      5.6
Transportation/Logistics                                                        5.4
Retail-Department/ Discount Store                                               5.1
Consumer Products                                                               4.8
Media/Advertising                                                               4.2
Food                                                                            3.8
Construction Materials                                                          3.7
Printing/Production                                                             3.4
Retail-Specialty                                                                2.8
Aerospace/Defense                                                               2.2
Service                                                                         2.1
Retail-Electronics                                                              1.6
Apparel                                                                         1.1
Security                                                                        0.9
Health/Fitness                                                                  0.5
Paper/Containers & Packaging                                                    0.4
Real Estate                                                                     0.4
                                                                            -------
                                                                              100.0%


(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale for the six months ended June 30, 2006.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                 Revenue by MSA
                                     6/30/06

                                                                            Percent of
                                                                        Base Rent for the 6
                                                                           Months Ended
                                                                              6/30/06
------- -------------------------------------------------------------- ----------------------
     1  Houston-TX                                                             9.8%
     2  Dallas-Fort Worth-TX                                                   6.1%
     3  Philadelphia-Wilmington-PA                                             4.8%
     4  Detroit-MI                                                             4.3%
     5  Los Angeles-Riverside-Orange County-CA                                 4.2%
     6  Atlanta-GA                                                             3.9%
     7  Youngstown-Warren-OH                                                   3.7%
     8  Phoenix-Mesa-AZ                                                        3.5%
     9  Boston-MA                                                              3.3%
    10  Charlotte-NC                                                           2.7%
    11  Salt Lake City-UT                                                      2.6%
    12  Harrisburg-PA                                                          2.6%
    13  New York-Northern New Jersey                                           2.4%
    14  Richmond-VA                                                            2.3%
    15  Indianapolis-IN                                                        2.1%
    16  San Antonio-TX                                                         2.1%
    17  Chicago-IL                                                             1.9%
    18  West Palm Beach-Boca Raton-FL                                          1.8%
    19  Memphis-TN                                                             1.5%
    20  Washington-Baltimore-DC-MD                                             1.4%
    21  Elizabethtown, KY                                                      1.4%
    22  Columbia-SC                                                            1.3%
    23  Dillon-SC                                                              1.2%
    24  Columbus-OH                                                            1.2%
    25  Kalamazoo-Battle Creek-MI                                              1.1%
    26  Cincinnati-OH                                                          1.0%
    27  Greenville-Spartanburg-SC                                              1.0%
    28  Tampa-St. Petersburg-FL                                                1.0%
    29  Seattle-WA                                                             1.0%
    30  San Francisco-CA                                                       0.9%
    31  Chester-SC                                                             0.9%
    32  Norfolk-Virginia Beach-Newport News-VA                                 0.8%
    33  Renswoude, Netherland                                                  0.8%
    34  Orlando-FL                                                             0.8%
    35  Kansas City-MO-KS                                                      0.8%
    36  Florence-SC                                                            0.7%
    37  Des Moines-IA                                                          0.7%
    38  Hartford-CT                                                            0.7%
    39  Denver-CO                                                              0.7%
    40  Cleveland-OH                                                           0.6%
    41  Killeen-Temple-TX                                                      0.6%
    42  Redmond-OR                                                             0.6%
    43  Clarksville-TN                                                         0.6%
    44  Jackson-TN                                                             0.6%
    45  Knoxville-TN                                                           0.6%
    46  Ocala-FL                                                               0.5%
    47  Dubuque-IA                                                             0.5%
    48  Canton-OH                                                              0.5%


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                 Revenue by MSA
                                     6/30/06

                                                                            Percent of
                                                                        Base Rent for the 6
                                                                           Months Ended
                                                                              6/30/06
------- -------------------------------------------------------------- ----------------------
49      Greensboro-Winston-Salem-NC                                            0.4%
50      Laurens-SC                                                             0.4%
51      Newport-OR                                                             0.4%
52      Birmingham-AL                                                          0.4%
53      Fort Meyers-FL                                                         0.4%
54      Klamath Falls-OR                                                       0.4%
55      Waterloo-Cedar Falls-IA                                                0.4%
56      Jacksonville-FL                                                        0.4%
57      Honolulu-HI                                                            0.4%
58      Danville-IL                                                            0.4%
59      Owensboro-KY                                                           0.3%
60      Sacramento-CA                                                          0.3%
61      Miami-Fort Lauderdale-FL                                               0.3%
62      Henderson-NC                                                           0.3%
63      Baton Rouge-LA                                                         0.3%
64      Oklahoma, OK                                                           0.3%
65      Tulsa-OK                                                               0.3%
66      New Haven-CT                                                           0.2%
67      Minneapolis-St. Paul-MN                                                0.2%
68      Colorado Springs-CO                                                    0.2%
69      Winchester-VA                                                          0.2%
70      Raleigh-Durham-Chapel Hill-NC                                          0.2%
71      Nashville-TN                                                           0.2%
72      Eau Claire-WI                                                          0.2%
73      Tucson-AZ                                                              0.2%
74      Pittsburgh-PA                                                          0.2%
75      Wilmington-NC                                                          0.2%
76      Franklin-NC                                                            0.2%
77      Lavonia-GA                                                             0.2%
78      Omaha-NE-IA                                                            0.2%
79      Stockton-Lodi-CA                                                       0.2%
80      Clackamas-OR                                                           0.1%
81      Oakland-ME                                                             0.1%
82      Gordonsville, TN                                                       0.1%
83      Boise City, ID                                                         0.1%
84      McAllen-Edinburg-Mission-TX                                            0.1%
85      San Diego-CA                                                           0.1%
86      Watertown-NY                                                           0.1%
87      Crossville, TN                                                         0.1%
88      Lewisburg-WV                                                           0.1%
89      Galesburg-IL                                                           0.1%
90      Erwin, NY                                                                -
91      Plymouth, IN                                                             -
------- -------------------------------------------------------------- ----------------------
        Totals                                                                100.00%
------- -------------------------------------------------------------- ----------------------


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                               Other Revenue Data
                                     6/30/06


Revenue by Property Type                                       Percentage
---------------------------------------------------- --------------------------------
Office                                                             66.1%
Industrial                                                         29.9
Retail                                                              4.0
                                                                -------
                                                                  100.0%
                                                                 ======

Revenue by Credit Rating(B)
---------------------------
Investment Grade                                                   39.2%
Non-Investment Grade                                               29.1
Unrated                                                            31.7
                                                                   ----
                                                                 100.00%
                                                                 ======

                                                                                                            Percentage of
                                                                                                           Base Rent for the
                                                        Number of                                           6 Months Ended
Top 15 Tenants/Guarantors                             Properties(B)   Property Type                            6/30/06(A)
---------------------------------------------------- ---------------- ---------------------------------- ---------------------
Baker Hughes, Inc.                                          4         Office (3)/Industrial (1)                 5.4%
Dana Corporation(C)                                         9         Industrial                                5.0
Kmart Corporation                                           7         Industrial(1)/Retail (6)                  4.1
Wells Fargo Home Mortgage, Inc.                             2         Office                                    2.7
Northwest Pipeline Corp.                                    1         Office                                    2.6
Internet Security Systems, Inc.                             1         Office                                    2.5
Invensys Systems, Inc. (Siebe, Inc.)                        2         Office                                    2.4
Exel Logistics, Inc.(NFC plc)                               4         Industrial                                2.0
Nextel Finance Company                                      4         Office                                    1.9
Morgan, Lewis & Bockius LLP                                 1         Office                                    1.8
Owens Corning                                               4         Industrial                                1.8
Michaels Stores, Inc.                                       2         Industrial                                1.6
Harcourt Brace                                              1         Industrial                                1.4
James Hardie Building Products, Inc.                        1         Industrial                                1.4
(James Hardie Industries N.V.)
TRW, Inc. (Experian Information Solutions, Inc.)            1         Office                                    1.4
                                                            -                                                   ---
                                                           44                                                  38.0%
                                                           ==                                                  =====


(A) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through the date of sale.
(B) As of June 30, 2006.
(C) Tenant declared Chapter 11 bankruptcy in March 2006.